EXHIBIT 10.2



December 23, 1998


Mr. Roger Peirce
U.S. Wireless Data, Inc.
2200 Powell Street, Suite 800
Emeryville, CA 94608-1876

Dear Roger:

     This letter will serve as confirmation that U.S. Wireless Data shares issued and held in the name of Liviakis Financial Communications, Inc., John M. Liviakis, and Robert B. Prag will be under "lock up" until December 31, 1999

Sincerely,

/s/ John M. Liviakis                        /s/ Robert B. Prag
------------------------                    ------------------
John M. Liviakis                            Robert B. Prag
President                                   Sr. Vice President